Exhibit 10.1

Microbot Medical® Highlights Growth Strategy

User Survey Demonstrates High Satisfaction of the LIBERTY System

Expansion of Sales Footprint Expands to Western U.S. as Company Secures First California Customer

HINGHAM, Mass., September 25, 2026 – Microbot Medical Inc. (Nasdaq: MBOT), announced that it highlighted the continuation of its commercial and growth strategy during an analyst meeting held in New York City on Thursday, September 24, 2026. The Company also highlighted select results from a user survey, available on the Company’s website, conveying high satisfaction with the system.

Key Topics Discussed:

●	Expansion of the U.S. footprint is continuing, and the Company is on track to have 12 sales territories by the end of the year, to accelerate growth and support the Company’s first customer in California and its expansion in North Carolina.
●	The Company’s commercial strategy has evolved to engage Value Analysis Committee (VAC) process earlier, a four-to-six-month process based on the Company’s current experience, to gain widespread access to hospital systems. The Company believes this approach will accelerate adoption of the LIBERTY System across healthcare systems with multiple hospitals. The Company is now engaged with the VAC at multiple health systems.
●	Hired three additional Area Sales Managers and an additional Regional Sales Director to focus on new sales territories and expand west.
●	The Company continues to advance and focus on operating efficiencies, such as adding a second manufacturing line and moving to more efficient manufacturing processes, which the Company expects will result in positive gross margins in 2027.
●	Potential expansions to certain international markets, including in Asia and the Middle East, where the Company can leverage its FDA clearance, are in advanced stages, while the Company continues its engagement with regulatory bodies to support future CE mark approval which is expected in late Q4 2026 or early Q1 2027.

LIBERTY is the only FDA-cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com